MORGAN STANLEY
RFC 1999-1                                                          229 records
All records                                                Balance: 859,306,538
================================================================================


----------------------------------------------------------------------------------------------------------------------------
Hospitality
----------------------------------------------------------------------------------------------------------------------------
                                                   Percent by                  Weighted
                        Number of    Aggregate      Aggregate      Aggregate   Average    Weighted               Aggregate
                        Mortgage    Cut-Off Date   Cut-Off Date    Appraisal   Mortgage    Average   Aggregate    Units or
CDPROPERTYSUB            Loans        Balance       Balance(%)      Balance     Rate(%)    DSCR(x)     UWCF      Square Feet
----------------------------------------------------------------------------------------------------------------------------
Extended Stay              6         10,395,557       1.21        17,150,000    8.020       1.82     1,766,214       665
Full Service               2         22,136,292       2.58        32,600,000    7.841       1.51     3,075,337       399
Limited Service            6         19,862,289       2.31        29,317,000    7.299       1.58     3,004,080       558
Resort                     1         36,790,447       4.28        54,500,000    7.255       1.52     4,914,547       178
----------------------------------------------------------------------------------------------------------------------------
Total:                    15         89,184,584      10.38       133,567,000    7.499       1.57    12,760,178     1,800
----------------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------
Industrial
----------------------------------------------------------------------------------------------------------------------------
                                                   Percent by                  Weighted
                        Number of    Aggregate      Aggregate      Aggregate   Average    Weighted               Aggregate
                        Mortgage    Cut-Off Date   Cut-Off Date    Appraisal   Mortgage    Average   Aggregate    Units or
CDPROPERTYSUB            Loans        Balance       Balance(%)      Balance     Rate(%)    DSCR(x)     UWCF      Square Feet
----------------------------------------------------------------------------------------------------------------------------
Flex                       6         20,754,838       2.42        42,525,000    7.732       1.45     2,967,877       440,397
Light                     14         37,753,500       4.39        55,665,000    7.155       1.38     4,567,186     1,584,321
Manufacturing              1          4,279,589       0.50         5,750,000    7.300       1.25       468,290       149,302
Warehouse                  6         17,301,906       2.01        27,850,000    7.029       1.58     2,356,501       893,657
----------------------------------------------------------------------------------------------------------------------------
Total:                    27         80,089,833       9.32       131,790,000    7.285       1.43    10,356,854     3,067,677
----------------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------
Mixed Use
----------------------------------------------------------------------------------------------------------------------------
                                                   Percent by                  Weighted
                        Number of    Aggregate      Aggregate      Aggregate   Average    Weighted               Aggregate
                        Mortgage    Cut-Off Date   Cut-Off Date    Appraisal   Mortgage    Average   Aggregate    Units or
CDPROPERTYSUB            Loans        Balance       Balance(%)      Balance     Rate(%)    DSCR(x)     UWCF      Square Feet
----------------------------------------------------------------------------------------------------------------------------
Office/Industrial          1          5,975,312       0.70         9,000,000    6.800       1.27       596,120        83,209
Retail/Office              7         29,816,891       3.47        44,280,000    7.466       1.42     3,769,061       313,363
Retail/Whse                1          1,787,579       0.21         2,400,000    7.350       1.30       204,777        44,588
Self Storage/Unanchored
 Retail                    1          1,981,554       0.23         3,904,000    7.360       1.80       397,040        74,057
----------------------------------------------------------------------------------------------------------------------------
Total:                    10         39,561,336       4.60        59,584,000    7.355       1.41     4,966,998       515,217
----------------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------
Mobile Home Park
----------------------------------------------------------------------------------------------------------------------------
                                                   Percent by                  Weighted
                        Number of    Aggregate      Aggregate      Aggregate   Average    Weighted               Aggregate
                        Mortgage    Cut-Off Date   Cut-Off Date    Appraisal   Mortgage    Average   Aggregate    Units or
CDPROPERTYSUB            Loans        Balance       Balance(%)      Balance     Rate(%)    DSCR(x)     UWCF      Square Feet
----------------------------------------------------------------------------------------------------------------------------
Mobile Home Park           2          7,625,562       0.89        15,920,000    6.961       1.99     1,382,979        743
----------------------------------------------------------------------------------------------------------------------------
Total:                     2          7,625,562       0.89        15,920,000    6.961       1.99     1,382,979        743
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES
                             AND FUTURES AUTHORITY

--------------------------------------------------------------------------------

                                                                 MORGAN STANLEY
RFC 1999-1                                                          229 records
All records                                                Balance: 859,306,538
================================================================================




----------------------------------------------------------------------------------------------------------------------------
Multifamily
----------------------------------------------------------------------------------------------------------------------------
                                                   Percent by                  Weighted
                        Number of    Aggregate      Aggregate      Aggregate   Average    Weighted               Aggregate
                        Mortgage    Cut-Off Date   Cut-Off Date    Appraisal   Mortgage    Average   Aggregate    Units or
CDPROPERTYSUB            Loans        Balance       Balance(%)      Balance     Rate(%)    DSCR(x)     UWCF      Square Feet
----------------------------------------------------------------------------------------------------------------------------
Garden                    61         185,990,583      21.64       255,960,000   6.924       1.45     21,907,425      6,728
High-Rise                  2           8,377,279       0.97        11,435,000   6.934       1.49      1,015,173        376
Mid-Rise                   1           2,406,395       0.28         4,650,000   8.050       1.26        286,398        114
----------------------------------------------------------------------------------------------------------------------------
Total:                    64         196,774,257      22.90       272,045,000   6.938       1.45     23,208,997      7,218
----------------------------------------------------------------------------------------------------------------------------








----------------------------------------------------------------------------------------------------------------------------
Office
----------------------------------------------------------------------------------------------------------------------------
                                                   Percent by                  Weighted
                        Number of    Aggregate      Aggregate      Aggregate   Average    Weighted               Aggregate
                        Mortgage    Cut-Off Date   Cut-Off Date    Appraisal   Mortgage    Average   Aggregate    Units or
CDPROPERTYSUB            Loans        Balance       Balance(%)      Balance     Rate(%)    DSCR(x)     UWCF      Square Feet
----------------------------------------------------------------------------------------------------------------------------
Medical                    6         27,106,579       3.15        36,500,000    7.211       1.35     3,067,763       266,408
Suburban                  26         87,413,197      10.17       120,696,000    7.127       1.35     9,949,724       979,517
Urban                     11         43,290,382       5.04        68,950,000    7.316       1.54     5,718,664       798,904
----------------------------------------------------------------------------------------------------------------------------
Total:                    43        157,810,158      18.36       226,146,000    7.193       1.40    18,736,151     2,044,829
----------------------------------------------------------------------------------------------------------------------------






----------------------------------------------------------------------------------------------------------------------------
Other
----------------------------------------------------------------------------------------------------------------------------
                                                   Percent by                  Weighted
                        Number of    Aggregate      Aggregate      Aggregate   Average    Weighted               Aggregate
                        Mortgage    Cut-Off Date   Cut-Off Date    Appraisal   Mortgage    Average   Aggregate    Units or
CDPROPERTYSUB            Loans        Balance       Balance(%)      Balance     Rate(%)    DSCR(x)     UWCF      Square Feet
----------------------------------------------------------------------------------------------------------------------------
Movie Theater               1         2,983,195       0.35        4,100,000     7.270       1.27     361,914         20,745
----------------------------------------------------------------------------------------------------------------------------
Total:                      1         2,983,195       0.35        4,100,000     7.270       1.27     361,914         20,745
----------------------------------------------------------------------------------------------------------------------------







----------------------------------------------------------------------------------------------------------------------------
Retail
----------------------------------------------------------------------------------------------------------------------------
                                                   Percent by                  Weighted
                        Number of    Aggregate      Aggregate      Aggregate   Average    Weighted               Aggregate
                        Mortgage    Cut-Off Date   Cut-Off Date    Appraisal   Mortgage    Average   Aggregate    Units or
CDPROPERTYSUB            Loans        Balance       Balance(%)      Balance     Rate(%)    DSCR(x)     UWCF      Square Feet
----------------------------------------------------------------------------------------------------------------------------
Anchored                   32       164,504,712      19.14       227,217,000   7.215        1.35    18,593,379     2,895,827
Big Box                     2         4,271,592       0.50         6,500,000   7.191        1.42       511,913        32,584
Shadow Anchored             5        34,652,409       4.03        44,730,000   7.018        1.28     3,653,985       385,820
Unanchored                 23        70,722,986       8.23        98,187,000   7.442        1.35     8,316,675       742,861
----------------------------------------------------------------------------------------------------------------------------
Total:                     62       274,151,700      31.90       376,634,000   7.248        1.34    31,075,952     4,057,092
----------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To Morgan Stanley's readers worldwide: In addition, please not that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES
                             AND FUTURES AUTHORITY

--------------------------------------------------------------------------------

                                                                 MORGAN STANLEY
RFC 1999-1                                                          229 records
All records                                                Balance: 859,306,538
================================================================================




----------------------------------------------------------------------------------------------------------------------------
Self Storage
----------------------------------------------------------------------------------------------------------------------------
                                                   Percent by                  Weighted
                        Number of    Aggregate      Aggregate      Aggregate   Average    Weighted               Aggregate
                        Mortgage    Cut-Off Date   Cut-Off Date    Appraisal   Mortgage    Average   Aggregate    Units or
CDPROPERTYSUB            Loans        Balance       Balance(%)      Balance     Rate(%)    DSCR(x)     UWCF      Square Feet
----------------------------------------------------------------------------------------------------------------------------
Self Storage               5          11,125,915       1.29        18,010,000   7.141       1.77      1,637,730      333,191
----------------------------------------------------------------------------------------------------------------------------
Total:                     5          11,125,915       1.29        18,010,000   7.141       1.77      1,637,730      333,191
----------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To Morgan Stanley's readers worldwide: In addition, please not that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES
                             AND FUTURES AUTHORITY

--------------------------------------------------------------------------------